                                                           Exhibit 10(g)(1)


                           AMENDMENT TO TECNOL, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

         This Amendment, is made and entered into this 25th day of November, 1996, by and between TECNOL MEDICAL PRODUCTS, INC., a Delaware corporation which was formerly known as Tecnol, Inc., a Texas corporation, TECNOL, INC., a Delaware corporation, for itself and as successor through merger of TECNOL ORTHOPEDIC PRODUCTS, INC., a Delaware corporation (herein Tecnol Medical Products, Inc. and Tecnol, Inc. are jointly referred to as the "Employer") and the Trustees of such plan set forth below (herein referred to as the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Employer's predecessor in interest has heretofore adopted an Employee Stock Ownership Plan dated October 11, 1988 which it has amended from time to time; and

         WHEREAS, the Employer and Trustee, pursuant to the authority granted in Section 9.1 of the Plan, desire to amend the above plan to provide for a vesting year using participant anniversary dates and to remove certain diversification provisions from the Plan;

         NOW, THEREFORE, effective December 1, 1995, the Employer and the Trustee in accordance with the provisions of the Plan hereby modify and amend such Plan as follows:

         (1) Section 1.58 of the Tecnol Medical Products, Inc. Employee Stock Ownership Plan shall be amended to read in its entirety as follows:

                 "1.58    'Year of Service' means twelve (12) consecutive
Months of Service.

                 For vesting purposes, the computation shall be measured from the date on which an Employee first performs an Hour of Service and anniversaries thereof.

                 For all other purposes, the computation period shall be the Plan Year.

                 Years of service with Anago, Inc., Poly Med Industrial, Inc., Tecnol Orthopedic Products, Inc., Tecnol International, Inc., Tecnol Medical Products, Inc., Tecnol, Inc. and any Affiliated Employer shall be recognized."

         (2) Section 1.33 of the Tecnol Medical Products, Inc. Employee Stock Ownership Plan shall be amended to read in its entirety as follows:

                 "1.33 'Month of Service' means a calendar month during any part of which an Employee completed an Hour of Service."

         (3) Section 4.6 of the Tecnol Medical Products, Inc. Employee Stock Ownership Plan shall be amended by deleting paragraphs (a) through (c) thereof and renumbering (d) through (f) as (a) through (c) with any reference in the Plan to Section 4.6, paragraphs (d), (e) or (f) being instead (a), (b) or (c) respectively.

         IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

ATTEST:                               TECNOL MEDICAL PRODUCTS,
                                               INC.
s/s David Radunsky
----------------------------
Secretary                             By: s/s Van Hubbard
                                         ------------------------------------
                                              Van Hubbard, President


ATTEST:                               TECNOL, INC.


s/s David Radunsky                    By: s/s Van Hubbard
----------------------------             ------------------------------------
Secretary                                     Van Hubbard, President


                                       s/s David Radunsky
                                      ---------------------------------------
                                      David Radunsky, Trustee


                                       s/s Van Hubbard
                                      ---------------------------------------
                                      Van Hubbard, Trustee


                                       s/s Kirk Brunson
                                      ---------------------------------------
                                      Kirk Brunson, Trustee





                                      -2-